October 2020

Important Information About Forthcoming Changes: Thornburg Value Fund and Thornburg Core Growth Fund

Dear Shareholder,

We are writing to let you know about forthcoming changes to the Thornburg Value Fund and the Thornburg Core Growth Fund (each, a “Fund” and together, the “Funds”).

The changes approved by the Board of Trustees (the “Trustees”) of Thornburg Investment Trust (the “Trust”) on July 9, 2020 are as follows:

•	The Thornburg Value Fund’s name will change to the Thornburg Small/Mid Cap Core Fund and the Fund will adopt a policy, under normal conditions, to invest at least 80% of its net assets in small- and mid-capitalization companies. The Fund will initially define small- and mid- capitalization companies to be those within the market capitalization range comprised by the Russell 2500 index which, as of September 30, 2020, was approximately $3.5 million to $22.9 billion, and which is expected to vary over time.

•	The Thornburg Core Growth Fund’s name will change to the Thornburg Small/Mid Cap Growth Fund and the Fund will adopt a policy, under normal conditions, to invest at least 80% of its net assets in small- and mid-capitalization companies. The Fund will initially define small- and mid- capitalization companies to be those within the market capitalization range comprised by the Russell 2500 Growth Index which, as of September 30, 2020, was approximately $52 million to $22.9 billion, and which is expected to vary over time.

•	Over time, the market capitalizations of the companies which the Funds considers to be small- and mid-cap companies will change, and the Fund may change the definition of what constitutes small- and mid-capitalization companies. Each Fund may also change its 80% Policy upon 60 days’ prior notice to its shareholders.

Prior to the effective date of these changes (forecast for December 2020), we would like to share our analysis and reasoning behind why we believe an updated approach will assist us in helping you achieve your long-term investment goals.

Thornburg Investment Management (“Thornburg”) as well as both of these portfolios have a long history across a variety of different market conditions. Nevertheless, more recently we at Thornburg have been concerned that as active, benchmark-agnostic investors, the environment of mega-cap company dominance in U.S. equity indexes may not offer us the future opportunity to add value for investors.

As stewards of your capital, we have analyzed where our process, people, and philosophy are effective and where they are not. Our observation is that a broader universe of small-and-mid capitalization companies is a market segment in which we believe our investment framework and process have helped generate excess return over many years. With these two portfolios, our conclusion is that we will focus on maximizing the outcome for shareholders given what we do best: generating the positive, differentiated returns that have characterized our shareholders’ experience over multiple decades.

As always, we commit the necessary personnel and resources to our funds. We have an experienced team of Portfolio Managers and Analysts with demonstrated expertise in these markets and products and have bolstered the team by hiring Steven Klopukh, CFA to serve as a portfolio manager on both strategies later this year. Steven brings over two decades of experience in small- and mid-cap investments. We are excited about the value Steven will bring not only to these portfolios but to all of Thornburg’s products, in keeping with our collaborative approach to investment.

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In addition to the excess returns we have generated in small- and mid-cap companies, we believe this shift will cause each portfolio to be managed in a manner that is more consistent with its original design. In fact, because of Thornburg’s long standing focus on strong and differentiated research into bottom-up fundamentals, each portfolio has consistently held a much larger position in small-and-mid capitalization companies than its current benchmark index. Investors’ increasing focus on capitalization-based indexes has led to more narrow investment mandates. Most large-cap equity indexes are concentrated in only a few names and sectors, which does not fit well with Thornburg’s broader market perspective or with our goal of providing our investors with well-diversified portfolios that can work across a variety of different economic and market outcomes. Because of the Funds’ consistent positions in small-and-mid capitalization companies over their respective histories, as well as the firm’s focus on balanced positioning in each Fund’s portfolio construction, Thornburg believes that each portfolio will continue to serve as effective exposure to domestic equities for many investors.

That said, the Funds will concentrate their investment principally in small- and mid-capitalization companies and therefore will be a subject to a greater degree to the risks associated with such investments, as described in each Fund’s prospectus. Risk management is an intentional and integral part of our investment process and we believe that the risk profiles of the companies we choose will continue to meet our rigorous standard for investment.

Because the Funds will be investing principally in small- and mid-capitalization companies, the Thornburg Value Fund’s investment benchmark will change from the S&P 500 Total Return Index to the Russel 2500 Index (Total Return) and the Thornburg Core Growth Fund’s investment benchmark will change from the Russell 3000 Total Return Growth Index to the Russell 2500 Growth Index (Total Return). As these benchmarks change it is important to understand that historical performance comparisons will be against the new index for each Fund. Accordingly, we will footnote the revised prospectus and future reporting where appropriate.

As a shareholder, you should evaluate if these Funds continue to meet your intended investment objectives. The new benchmarks have experienced higher volatility, as measured by rolling multi-period standard deviations, than the previous benchmarks. Though we seek to provide portfolios that have excellent risk-adjusted returns, this could mean that these funds may experience higher volatility going forward.

Thornburg seeks at all times to minimize tax consequences and transactions costs for our shareholders, though this transition may necessitate a temporary increase in such costs. As such we have elected to waive, for a period of 16 months commencing on September 30, 2020, an additional 15 basis points of fees and expenses. We believe this will substantially reduce any potential burden to the shareholders of this transition.

On October 19, 2020, the Trust filed an amendment to its registration statement with the U.S. Securities and Exchange Commission (“SEC”) reflecting these changes for the Funds. That filing is subject to review by the SEC and is expected to become effective 60 days after filing, subject to any extensions of the effective date that are requested by Thornburg. Accordingly, and subject again to the ability of Thornburg to seek an extension of the effective date, it is currently expected that the changes will become effective on or about December 18, 2020.

Once these changes become effective, an updated prospectus reflecting these changes will be mailed to the Funds’ shareholders. Please read the prospectus carefully.

Jason Brady President & CEO

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